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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 July 24, 1997
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                Date of Report (date of earliest event reported)


                                  CYMER, INC.
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             (Exact name of Registrant as specified in its charter)



   Nevada                           0-21321                     33-0175463
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(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)


                           16750 Via Del Campo Court
                          San Diego, California 92127
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (619) 487-2442


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     The information which is set forth in the Registrant's News Release dated July 24, 1997 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1  Text of Press Release dated July 24, 1997.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 1997                         CYMER, INC.


                                            /s/ WILLIAM A. ANGUS
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                                            William A. Angus,
                                            Vice President, Chief Financial
                                            Officer and Secretary
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                               INDEX TO EXHIBITS


Exhibit          Description

99.1             Text of Press Release dated July 24, 1997